Debt and Lease Obligations	12 Months Ended
Dec. 31, 2011
Debt and Lease Obligations [Abstract]
Debt and Lease Obligations

9. Debt and Lease Obligations

Debt outstanding at December 31 is as follows:

	2011		2010
	Long-Term	Due Within One Year	Long-Term	Due Within One Year
Non-affiliated debt:
Senior Secured Credit Facilities:
Floating rate term loans due May 2013 at 2.8% and 2.6% at December 31, 2011 and 2010	$446	$8	$455	$8
Floating rate term loans due May 2015 at 4.2% and 4.1% at December 31, 2011 and 2010, respectively	910	15	927	15
Senior Secured Notes:
8.875 % senior secured notes due 2018 (includes $6 of unamortized debt discount at December 31, 2011 and 2010)	994	—	994	—
Floating rate second-priority senior secured notes due 2014 at 5.0% and 4.8% at December 31, 2011 and 2010, respectively	120	—	120	—
9.00% Second-priority senior secured notes due 2020	574	—	574	—
Debentures:
9.2% debentures due 2021	74	—	74	—
7.875% debentures due 2023	189	—	189	—
8.375% sinking fund debentures due 2016	62	—	62	—
Other Borrowings:
Australia Facility due 2014 at 6.8% and 4.5% at December 31, 2011 and 2010, respectively	36	5	38	10
Brazilian bank loans at 8.9% and 9.8% at December 31, 2011 and 2010, respectively	—	65	33	37
Capital Leases	11	1	9	1
Other at 5.7% and 3.5% at December 31, 2011 and 2010, respectively	4	23	13	11

Total non-affiliated debt	3,420	117	3,488	82
Affiliated debt:
Affiliated borrowings due on demand at 3.3% and 3.4% at December 31, 2011 and 2010, respectively	—	2	—	2
Affiliated term loan due 2011 at 2.6% at December 31, 2010	—	—	100	—

Total affiliated debt	—	2	100	2

Total debt	$3,420	$119	$3,588	$84

Senior Secured Credit Facilities

The terms of the amended senior secured credit facilities include a term loan facility with maturities in 2013 and 2015, a $50 synthetic letter of credit facility ("LOC") that matures in 2013 and access to a $200 revolving credit facility through February 2013.

The facilities are subject to an earlier maturity date, on any date that more than $200 in the aggregate principal amount of certain of the Company's debt will mature within 91 days of that date. Repayment of 1% total per year of the term loan and LOCs must be made (in the case of the term loan facility, quarterly, and in the case of the LOC, annually) with the balance payable at the final maturity date. Further, the Company may be required to make additional repayments on the term loan, upon specific events, or if excess cash flow is generated. The terms of the senior secured credit facilities also include $200 in available incremental term loan borrowings.

Pursuant to the terms of our senior secured credit facilities, intercompany indebtedness of any borrower thereunder to any of our subsidiaries is subordinated to the prior payment of the senior indebtedness obligations under the senior secured credit facility. Certain Company subsidiaries guarantee obligations under the amended senior secured credit facilities. The amended senior secured credit facilities and senior secured notes discussed below are secured by certain assets of the Company and the subsidiary guarantors, subject to certain exceptions.

The credit agreement contains, among other provisions, restrictive covenants regarding indebtedness, payments and distributions, mergers and acquisitions, asset sales, affiliate transactions, capital expenditures and the maintenance of certain financial ratios. Payment of borrowings under the amended senior secured credit facilities may be accelerated if there is an event of default. Events of default include the failure to pay principal and interest when due, a material breach of representation or warranty, covenant defaults, events of bankruptcy and a change of control. The senior secured credit facilities also contain cross-acceleration and cross default provisions. Accordingly, events of default under certain other foreign debt agreements could result in the Company's outstanding debt becoming immediately due and payable.

Term Loans

The interest rates for term loans denominated in U.S. dollars to the Company under the amended senior secured credit facilities are based on, at the Company's option, (a) adjusted LIBOR plus 2.25% for term loans maturing May 2013 and 3.75% for term loans maturing May 2015 or (b) the higher of (i) JPMorgan Chase Bank, N.A.'s (JPMCB) prime rate or (ii) the Federal Funds Rate plus 0.50%, in each case plus 0.75% for term loans maturing May 2013 and 2.25% for term loans maturing May 2015. Term loans denominated in euros to the Company's Netherlands subsidiary are at the Company's option; (a) EURO LIBOR plus 2.25% for term loans maturing May 2013 or 3.75% for term loans maturing May 2015 or (b) the rate quoted by JPMCB as its base rate for those loans plus 0.75% for term loans maturing May 2013 and 2.25% for term loans maturing May 2015.

Revolving Credit Facility

The interest rate for the revolving credit facility through May 31, 2011 was adjusted LIBOR plus 2.50%. The extended revolving loans, which took effect upon the May 31, 2011 maturity of the prior revolving credit facility, bear interest at a rate of LIBOR plus 4.50%. The Company was also required to pay a 2% ticking fee on committed amounts for the extended revolver, payable quarterly through May 31, 2011. Available borrowings under the amended senior secured credit facilities (including LOC facility) were $200 at December 31, 2011.

The amended senior secured credit facilities have commitment fees (other than with respect to the LOC) equal to 4.50% per year of the unused line plus a fronting fee of 0.25% of the aggregate face amount of outstanding letters of credit. The LOC has a commitment fee of 0.10% per year.

Recent Developments and 2012 Refinancing Activities

In March 2012, the Company issued $450 aggregate principal amount of 6.625% First-Priority Senior Secured Notes due 2020 at an issue price of 100%. The Company used the net proceeds, together with cash on hand to repay approximately $454 aggregate principal amount of existing term loans maturing May 5, 2013 under the Company's senior secured credit facilities, effectively extending these maturities by an additional eight years (the "Offering Transaction"). In conjunction with the Offering Transaction, the Company extended $171 of its $200 revolving line of credit facility commitments from lenders from February 2013 to December 2014. In connection with such extension, the lender commitments to the revolving line of credit facility were decreased to approximately $192 in the aggregate. The interest rate for loans made under the extended revolver commitments was increased to adjusted LIBOR plus 4.75% from adjusted LIBOR plus 4.50%. The commitment fee for the extended revolver commitments was decreased to 0.5% of the unused line from 4.5% of the unused line.

Senior Secured Notes

8.875% Senior Secured Notes

In January 2010, through the Company's wholly owned finance subsidiaries, Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC, the Company sold $1,000 aggregate principal amount of 8.875% senior secured notes due 2018. The priority of the collateral liens securing the 8.875% Senior Secured Notes is senior to the collateral liens securing the existing Second-Priority Senior Secured Notes, and is junior to the collateral liens securing the Company's senior secured credit facility.

Second Priority Senior Secured Notes

In November 2010, through the Company's wholly owned finance subsidiaries, Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC the Company refinanced its existing 9.75% Second-priority senior secured notes due 2014 (the "Old Notes") through the issuance of $574 aggregate principal amount of 9.00% Second-Priority Senior Secured Notes due 2020, which mature on November 15, 2020 (the "New Notes"). $440 aggregate principal amount was offered through a private placement to unaffiliated investors (the "Offering"). The remaining $134 aggregate principal amount of the Notes was issued in exchange for $127 aggregate principal amount of the Old Notes that were held by an affiliate of Apollo Global Management, LLC at the time of the Offering (the "Apollo Exchange"). The exchange ratio was determined based on the consideration offered to holders of the Old Notes to redeem the Old Notes, which is intended to give Apollo an aggregate value equivalent to that which it would receive if it had received the total consideration upon the Company's redemption of the Old Notes and used the proceeds received to invest in the New Notes. The new debt issued to Apollo has the same terms as the notes issued by the Company in the Offering.

The weighted average interest rate of affiliated borrowings at December 31, 2011 was 3.28%. Proceeds from the loans were used for general corporate purposes.

Debentures

	Origination Date	Interest Payable	Early Redemption
9.2% debentures due 2021	March 1991	March 15 September 15	None
7.875% debentures due 2023	May 1993	February 15 August 15	None

8.375% sinking fund debentures due 2016	April 1986	April 15 October 15	April 2006

The 8.375% debentures have a sinking fund requirement of $20 per year from 2007 to 2015. Previous buybacks of debentures allows the Company to fulfill sinking fund requirements through 2012.

Other Borrowings

The Company's Australian Term Loan Facility has a variable interest rate equal to the 90 day Australian or New Zealand Bank Bill Rates plus an applicable margin. The agreement also provides access to a $10 revolving credit facility. There were no outstanding balances on the revolving credit facility at December 31, 2011.

The Brazilian bank loans represent various bank loans, primarily for working capital purposes and to finance 2010 plant construction.

The Company's capital leases are included in debt on the Consolidated Balance Sheets and range from one to fifteen year terms for equipment, pipeline, land and buildings. The Company's operating leases consist primarily of vehicles, equipment, tank cars, land and buildings.

Scheduled Maturities

Aggregate maturities of non-affiliated debt, minimum payments under capital leases and minimum rentals under operating leases at December 31, 2011 for the Company are as follows:

Year	Non-affiliated Debt	Minimum Rentals Under Operating Leases	Minimum Payments Under Capital Leases
2012	$116	$28	$2
2013	470	22	2
2014	188	18	2
2015	900	14	2
2016	20	11	2
2017 and thereafter	1,837	22	11

Total minimum payments	$3,531	$115	21

Less: Amount representing interest			(9)

Present value of minimum payments			$12

Rental expense under operating leases amounted to $36 for each of the years ended December 31, 2011, 2010 and 2009.

Covenant Compliance

The Company is currently in compliance with all terms of its outstanding indebtedness under its senior secured credit facility, including the senior secured bank leverage ratio. A failure to comply with the Company's senior secured bank leverage ratio contained within its senior secured credit facility, could result in a default, which if not cured or waived, could have a material adverse effect on the Company's business and financial condition. The Company's senior secured credit facility permits a default in its senior secured leverage ratio covenant to be cured by cash contributions to the Company's capital from the proceeds of equity purchases or cash contributions to the capital of MSC Holdings. The cure amount can be no greater than the amount required for purposes of complying with the covenant, and in each four quarter period, the cure right can only be exercised in three quarters.

Two of the Company's wholly-owned international subsidiaries expect to not be in compliance with a financial covenant under their respective loan agreements when they deliver their audited financial statements for the year ended December 31, 2011 in the second quarter of 2012. As such, as of December 31, 2011, outstanding debt of approximately $31 has been classified as Debt payable within one year in the Consolidated Balance Sheets. In March 2012, the Company subsequently obtained a covenant waiver from one of the respective banks, representing approximately $25 of the $31. If a waiver is not obtained for the remaining portion, the Company has sufficient cash to repay such debt. Non-compliance with these covenants would not result in a cross-default under the Company's amended senior secured credit facilities or the indentures that govern its notes.